UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 29, 2012 (January 24, 2012)

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

(215) 231 - 1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K that Radian Group Inc. (the “Company”) filed with the Securities and Exchange Commission on January 30, 2012 (the “Original 8-K”) to update the information that was provided under Item 8.01 regarding the date of the Company’s 2012 Annual Meeting of Stockholders and the record date for the annual meeting. In all other respects, the Original 8-K is unchanged. The amended and restated Item 8.01 is set forth below.

Item 8.01.	Other Events.

The Company’s Board of Directors has set the date of May 30, 2012 for the Company’s 2012 Annual Meeting of Stockholders. Stockholders of record as of the close of business on April 13, 2012 will be eligible to vote at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: March 30, 2012	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary